EXHIBIT 99(b)
                                                                   -------------

                         N-CSR SECTION 906 CERTIFICATION

         THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF THE HORACE MANN MUTUAL FUNDS ON THE BASIS OF SUCH OFFICERS' KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION

         In connection with the Annual Report of Horace Mann Mutual Funds (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on Form N-CSR (the "Report"), we, Christopher M. Fehr and Bret A. Conklin, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     /s/ Christopher M. Fehr
                                     -------------------------------------------


                                     Name:  Christopher M. Fehr
                                     Title: President (Chief Executive Officer)
                                     Date:  June 4, 2004



                                     /s/ Bret A. Conklin
                                     -------------------------------------------

                                     Name:  Bret A. Conklin
                                     Title: Controller (Chief Financial Officer)
                                     Date:  June 4, 2004